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         RECORDING REQUESTED BY


         AND WHEN RECORDED MAIL TO




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                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

                              AGREEMENT REGARDING WATER
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    This Agreement Regarding Water (this "Agreement") is made as of January 1,
1996, by LUIS ECHENIQUE, a married man dealing with his separate property, RICARDO ECHENIQUE, a single man, and MARGARET ECHENIQUE, Executrix of the Estate of Francis D. Echenique, deceased (collectively, the "Owners"), in favor of each of SCHEID VINEYARDS AND MANAGEMENT CO., a California corporation and formerly known as Monterey Farming Corporation ("Scheid"), and CANANDAIGUA WEST, INC., a New York corporation ("Canandaigua").

                                       RECITALS

    A. The Owners, as lessors, and Scheid, as lessee, have entered into that certain Lease dated September 27, 1979, as amended from time to time (as so amended, the "1979 Lease"), with regard to that certain real property situated in the County of MONTEREY, State of California, and more particularly described on Exhibit A attached hereto and made a part hereof (the "First Property"). Paragraph 11 of the 1979 Lease prohibits water produced on the First Property from being transported for use off of the First Property.

    B. Scheid, as lessee, proposes to enter into a Lease dated as of January 1, 1996 (as amended from time to time, the "Scheid Lease"), with Jerry D. Echenique, James J. Echenique, Julie Trescony and Jane Johnson, as lessors (collectively, the "Lessors"), with regard to that certain real property situated in the County of MONTEREY, State of California, and more particularly described on Exhibit B attached hereto and made a part hereof (the "Second Property"). A condition to Scheid entering into the Scheid Lease is the execution and delivery of this Agreement by the Owners.

    C. Canandaigua, as lessee, proposes to enter into a Lease dated as of January 1, 1996 (as amended from time to time, the "Canandaigua Lease"), with the Lessors, as lessors, with regard to that certain real property situated in the County of MONTEREY, State of California, and more particularly described on Exhibit C attached hereto and made a part hereof (the "Third Property"). A condition to Canandaigua entering into the Canandaigua Lease is the execution and delivery of this Agreement by the Owners.

                                      AGREEMENT

    1. In consideration of Scheid entering into the Scheid Lease and notwithstanding Paragraph 11 of the 1979 Lease, any other terms of the 1979 Lease or the terms of any future lease that the Owners may enter into with respect to the First Property, the Owners hereby agree that, for so long as the Scheid Lease shall be in effect (or until, if earlier, the delivery or recording of a written notice of termination hereof by Scheid), Scheid shall have the right, at no fee or cost to Scheid, to take, transport and use such amount of water from the First Property as shall be reasonably necessary for the development, maintenance and operation of a wine grape vineyard on the Second Property. In connection therewith, Scheid shall have the right of access to the First Property, at all reasonable times, to construct, maintain and repair wells, pipelines and all other fixtures and improvements as may be reasonably necessary to take and transport such water from the First Property to the Second Property.

    2. In consideration of Canandaigua entering into the Canandaigua Lease and notwithstanding Paragraph 11 of the 1979 Lease, any other terms of the 1979 Lease or the terms of any future lease that the Owners may enter into with

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respect to the First Property, the Owners hereby agree that, for so long as the
Canandaigua Lease shall be in effect (or until, if earlier, the delivery or recording of a written notice of termination hereof by Canandaigua), Canandaigua shall have the right, at no fee or cost to Canandaigua, to take, transport and use such amount of water from the First Property as shall be reasonably necessary for the development, maintenance and operation of a wine grape vineyard on the Third Property. In connection therewith, Canandaigua shall have the right of access to the First Property, at all reasonable times, to construct, maintain and repair wells, pipelines and all other fixtures and improvements as may be reasonably necessary to take and transport such water from the First Property to the Third Property.

    3. This Agreement shall continue in effect without regard to whether the 1979 Lease shall then be in effect.

    4. This Agreement shall be binding upon the Owners and their respective heirs, legal representatives, successors and assigns and shall inure to the benefit of Scheid and its successors and assigns and Canandaigua and its successors and assigns.

    5. Any notice to be provided to the Owners hereunder shall be deemed properly given if sent by registered, certified or express mail addressed to any one of the Owners at P.O. Box 108, San Lucas, California 93954.

    IN WITNESS WHEREOF, the Owners have entered into this Agreement as of the date first above set forth.

                                            /s/ Luis Echenique
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                                                 LUIS ECHENIQUE
STATE OF CALIFORNIA          )
COUNTY OF MONTEREY           ) SS.          /s/ Ricardo Echenique
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On                      , before me,             RICARDO ECHENIQUE
the undersigned, a Notary Public,
personally appeared LUIS ECHENIQUE,         /s/ Margaret Echenique
RICARDO ECHENIQUE AND MARGARET ECHENIQUE,   ----------------------------------
personally known to me (or proved to me     MARGARET ECHENIQUE, as Executrix
on the basis of the satisfactory evidence)  of Estate of Francis D.
to be the persons whose names are           Echenique, deceased
subscribed the within instrument and
acknowledged tome that they executed the
same in their authorized capacities, and
that by their signatures on the instrument
the persons, or the entity upon behalf of
which the persons acted,executed the
instrument.

WITNESS my hand and official seal.

Signature /s/
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                                       (This area for official notarial seal)